Leverage Shares 2X Long GEV Daily ETF
Schedule of Investments
July 31, 2026 (Unaudited)

MONEY MARKET FUNDS - 11.3%	Shares		Value
First American Treasury Obligations Fund - Class X, 3.60% (a)	1,549,760		$ 1,549,760
TOTAL MONEY MARKET FUNDS (Cost $1,549,760)			1,549,760

TOTAL INVESTMENTS - 11.3% (Cost $1,549,760)			1,549,760
Other Assets in Excess of Liabilities - 88.7%		0.88656	12,111,259
TOTAL NET ASSETS - 100.0%			$ 13,661,019

Percentages are stated as a percent of net assets.

(a)	The rate shown represents the 7-day annualized yield as of July 31, 2026.

Leverage Shares 2X Long GEV Daily ETF
Schedule of Total Return Swap Contracts
July 31, 2026 (Unaudited)

Reference Entity	Counterparty	Pay/ Receive Reference Entity	Financing Rate	Payment Frequency(a)	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)
GE Vernova, Inc.	Cantor Fitzgerald & Co.	Receive	OBFR + 4.00%	Termination	01/19/2027		$ 4,874,207	$ 504,314
GE Vernova, Inc.	Clear Street LLC	Receive	OBFR + 1.25%	Termination	01/20/2027		22,030,982	1,034,179
GE Vernova, Inc.	Marex Capital Markets Inc.	Receive	OBFR + 3.00%	Termination	01/18/2027		406,019	80,372
Net Unrealized Appreciation (Depreciation)						0	0	$ 1,618,865

(a) Financing reset of swap is effective on the last day of each month. Equity reset of swap is effective on termination or periodically throughout the month.

There are no upfront payments or receipts associated with total return swaps in the Fund as of July 31, 2026.

OBFR - Overnight Bank Funding Rate was 3.63% as of July 31, 2026.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Leverage Shares 2X Long GEV Daily ETF has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Money Market Funds	$ 1,549,760	$ –	$ –	$ 1,549,760
Total Investments	$ 1,549,760	$ –	$ –	$ 1,549,760

Other Financial Instruments:
Total Return Swaps *	$ –	$ 1,618,865	$ –	$ 1,618,865
Total Other Financial Instruments	$ –	$ 1,618,865	$ –	$ 1,618,865

* The fair value of the Fund's investment represents the unrealized appreciation (depreciation) as of July 31, 2026.

Refer to the Schedule of Investments for further disaggregation of investment categories.